FOR IMMEDIATE RELEASE
August 30, 2022

Qorvo® Appoints Grant Brown Chief Financial Officer

Greensboro, NC, August 30, 2022 – Qorvo® (Nasdaq:QRVO), a leading global provider of connectivity and power solutions, today announced the appointment of Grant Brown as chief financial officer, effective August 29, 2022. Mr. Brown was named interim chief financial officer on April 18, 2022, and previously served as Qorvo’s vice president of Treasury.

Bob Bruggeworth, president and chief executive officer of Qorvo, said, “We are pleased to announce that Grant has been appointed CFO. Grant has broad experience and expertise leading finance teams, and he deeply understands our company and strategic vision. He has been a significant contributor to Qorvo over many years, and I look forward to continuing to work with him as we drive Qorvo’s growth and profitability.”

About Qorvo
Qorvo (Nasdaq: QRVO) supplies innovative semiconductor solutions that make a better world possible. We combine product and technology leadership, systems-level expertise and global manufacturing scale to quickly solve our customers’ most complex technical challenges. Qorvo serves diverse high-growth segments of large global markets, including consumer electronics, smart home/IoT, automotive, EVs, battery-powered appliances, network infrastructure, healthcare and aerospace/defense. Visit www.qorvo.com to learn how our diverse and innovative team is helping connect, protect and power our planet.

Qorvo is a registered trademark of Qorvo, Inc. in the U.S. and in other countries. All other trademarks are the property of their respective owners.

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions, and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Our business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results; our substantial dependence on developing new products and achieving design wins; our dependence on several large customers for a substantial portion of our revenue; continued volatility and uncertainty in customer demand, worldwide economies and financial markets resulting from the impact of the COVID-19 pandemic, conflict in Ukraine or other macroeconomic factors; a loss of revenue if defense and aerospace contracts are canceled or delayed; our dependence on third parties; risks related to sales through distributors; risks associated with the operation of our manufacturing facilities; business disruptions; poor manufacturing yields; increased inventory risks and costs due to timing of customer forecasts; our inability to effectively manage or maintain evolving relationships with chipset suppliers; our ability to continue to innovate in a very competitive industry; underutilization of manufacturing facilities as a result of industry overcapacity; unfavorable changes in interest rates, pricing of certain precious metals, utility rates and foreign currency exchange rates; our acquisitions and other strategic investments failing to achieve financial or strategic objectives; our ability to attract, retain and motivate key employees; warranty claims, product recalls and product liability; changes in our effective tax rate; changes in the favorable tax status of certain of our subsidiaries; enactment of international or domestic tax legislation, or changes in regulatory guidance; risks associated with environmental, health and safety regulations, and climate change; risks from international sales and operations; economic regulation in China; changes in government trade policies, including imposition of tariffs and export restrictions; we may not be able to generate sufficient cash to service all of our debt; restrictions imposed by the agreements governing our debt; our reliance on our intellectual property portfolio; claims of infringement of third-party intellectual property rights; security breaches and other similar disruptions compromising our information; theft, loss or misuse of personal data by or about our employees, customers or third parties; provisions in our governing documents and Delaware law may discourage takeovers and business combinations that our stockholders might consider to be in their best interests; and volatility in the price of our common stock. These and other risks and uncertainties, which are described in more detail under "Risk Factors" in Part I, Item 1A. of our Annual Report on Form 10-K for the year ended April 2, 2022 and Qorvo's subsequent reports and statements filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

At Qorvo®
Doug DeLieto
VP, Investor Relations
1.336.678.7968